Principal Variable Contracts Funds, Inc.

Supplement dated October 9, 2015
to the Statutory Prospectus dated May 1, 2015
(as supplemented on June 12, 2015, July 15, 2015, and August 20, 2015)

(Not all Accounts are offered in all variable annuity and variable life contracts)

This supplement updates information contained in the Statutory Prospectus. Please retain this supplement for future reference.

ACCOUNT SUMMARY FOR BOND MARKET INDEX
On or about October 2, 2015, in the Management section, under Sub-Advisor and Portfolio Managers, delete the current portfolio managers and add the following:

Paul Benson (since 2015), Managing Director, Head of Fixed Income Portfolio Management
David C. Kwan (since 2009), Managing Director, Fixed Income Strategies
Gregg Lee (since 2010), Vice President, Senior Portfolio Manager, Fixed Income
Nancy Rogers (since 2015), Director, Senior Portfolio Manager, Fixed Income
Stephanie Shu (since 2015), Director, Senior Portfolio Manager, Fixed Income

MANAGEMENT OF THE FUND

The Sub-Advisors
On or about October 2, 2015, in the Sub-Advisor: Mellon Capital Management Corporation, section, add the following to the alphabetical list of portfolio managers:
Paul Benson joined Mellon Capital in 2005. He earned a B.A. from the University of Michigan, Ann Arbor. He has earned the right to use the Chartered Financial Analyst designation.
Nancy G. Rogers joined Mellon Capital in 1987. She earned a B.S. in Marketing and Finance from Drexel University and an M.B.A.from Drexel University. She has earned the right to use the Chartered Financial Analyst designation.
Stephanie Shu joined Mellon Capital in 2001. She earned a B.S. in Operations Research and Statistics from Fudan University, Shanghai, China and an M.S. from Texas A&M  University. She has earned the right to use the Chartered Financial Analyst designation.
On or about October 2, 2015, delete references to Zandra Zelaya in the Sub-Advisor: Mellon Capital Management Corporation, section.

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